UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 23, 2018

Date of Report (Date of earliest event reported)

Frank’s International N.V.

(Exact name of Registrant as specified in its charter)

The Netherlands	001-36053	98-1107145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Mastenmakersweg 1 1786 PB Den Helder, The Netherlands
(Address of principal executive offices)

+31 (0)22 367 0000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Frank’s International N.V. (the “Company”) held its 2018 annual meeting of its common shareholders (the “Annual Meeting”) on May 23, 2018. The following are the final voting results on the proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2018.

At the close of business on April 25, 2018, the record date for the Annual Meeting, 223,872,026 shares of the Company’s common stock were entitled to vote at the Annual Meeting.

Proposal 1. Each of the directors that were nominated for election by the Supervisory Board were elected to serve until the Company’s 2019 annual meeting of shareholders or until their successors are elected and qualified or upon the earlier of their death, disability, resignation or removal. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Michael C. Kearney	114,639,841	15,581,691	65,636	25,326,981
William B. Berry	110,627,277	8,475,304	11,184,587	25,326,981
Robert W. Drummond	108,671,317	10,865,626	10,750,225	25,326,981
Michael E. McMahon	108,457,320	11,079,652	10,750,196	25,326,981
D. Keith Mosing	116,344,691	13,925,010	17,467	25,326,981
Kirkland D. Mosing	115,726,090	14,533,608	27,470	25,326,981
S. Brent Mosing	105,760,055	24,500,462	26,651	25,326,981
Alexander Vriesendorp	108,461,728	11,124,086	10,701,354	25,326,981

Proposal 2. The proposal to confirm and ratify the preparation of the Company’s statutory annual accounts and annual report in the English language and to confirm and adopt the annual accounts for the fiscal year ended December 31, 2017 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
155,404,842	66,282	143,025	—

Proposal 3. The proposal to discharge the members of the Supervisory Board from liability in respect of the exercise of their duties during the fiscal year ended December 31, 2017 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
111,077,922	10,803,878	8,405,368	25,326,981

Proposal 4. The proposal to discharge the members of the Management Board from liability in respect of the exercise of their duties during the fiscal year ended December 31, 2017 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
99,186,526	10,761,943	20,338,699	25,326,981

Proposal 5. The proposal to appoint KPMG Accountants N.V. as the Company’s auditor who will audit the Dutch statutory annual accounts of the Company for the fiscal year ending December 31, 2018, as required by Dutch law, was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
155,414,193	78,017	121,939	—

Proposal 6. The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm to audit the Company’s U.S. GAAP financial statements for the fiscal year ending December 31, 2018 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
155,410,392	81,376	122,381	—

Proposal 7. The proposal to ratify and approve the remuneration of the members of the Supervisory Board granted for the period from the 2017 annual meeting until the date of the Annual Meeting, and to approve the remuneration of the members of the Supervisory Board for the period from the Annual Meeting up to and including the annual meeting in 2019 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
119,533,489	10,710,653	43,026	25,326,981

Proposal 8. The proposal to authorize the Company’s Management Board to repurchase shares up to 10% of the issued share capital, for any legal purpose, at the stock exchange or in a private purchase transaction, at a price between $0.01 and 105% of the market price on the New York Stock Exchange, and during a period of 18 months starting from the date of the Annual Meeting was approved. The voting results of each of the proposals were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
144,792,084	10,480,449	341,616	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frank’s International N.V.

Date: May 30, 2018	By:	/s/ ALEJANDRO CESTERO
Name: Alejandro Cestero
Senior Vice President, General Counsel and Secretary